UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      DECEMBER 20, 2006
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        33-81808                                          22-3276290
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(Commission File Number)                       (IRS Employer Identification No.)


           1361 ALPS ROAD
          WAYNE, NEW JERSEY                                      07470
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS


                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware          333-69749-01/         1361 Alps Road
Manufacturing Corporation                            22-3626208           Wayne, NJ 07470
                                                                          (973) 628-3000


























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
ITEM 8.01.   OTHER EVENTS

On December 20, 2006, Building Materials Corporation of America ("BMCA") and Building Materials Manufacturing Corporation ("BMMC" and, together with BMCA, the "Purchasers") announced that they have commenced cash tender offers to purchase all of the outstanding $100,000,000 in aggregate principal amount of the 8% Senior Notes due 2007 issued by the Purchasers (the "2007 Notes") and all of the outstanding $155,000,000 in aggregate principal amount of the 8% Senior Notes due 2008 issued by BMCA (the "2008 Notes"), as well as related consent solicitations to amend the indentures governing each of the 2007 Notes and the 2008 Notes. The tender offers, as well as the related consent solicitations, are being made upon the terms and subject to the conditions set forth in the Purchasers' Offer to Purchase and Consent Solicitation Statement dated December 20, 2006. Each tender offer is scheduled to expire at 5:00 p.m., New York City time, on January 23, 2007, unless extended or earlier terminated.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

99.1 News release issued December 20, 2006 regarding tender offers to purchase outstanding notes.






















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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: December 27, 2006          By: /s/ John F. Rebele
                                      ------------------------------------
                                  Name:  John F. Rebele
                                  Title: Senior Vice President,
                                         Chief Financial Officer and
                                         Chief Administrative Officer

























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
                                  EXHIBIT INDEX


   Exhibit Number        Description
   --------------        -----------

        99.1 News release issued December 20, 2006 regarding tender offers to purchase outstanding notes.
































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